SETTLEMENT AGREEMENT AND RELEASE

THIS SETTLEMENT AGREEMENT AND RELEASE ("Agreement"), dated December 10, 2007, is entered into by and between ATSI Communications, Inc., a Nevada corporation (and successor to ATSI Communications, Inc., a Delaware corporation, and American TeleSource International, a Delaware Corporation) ("ATSI"), John M. O'Quinn, The O'Quinn Law Firm, John M. O'Quinn & Associates L.L.P., James W. Christian, and Christian, Smith & Jewell LLP (said attorneys and law firms being referred to herein as "ATSI's attorneys" or as "O&C"), on the one hand, and The Shaar Fund, Ltd. ("Shaar"), Samuel Levinson, Uri Wolfson, Shaar Advisory Services, N.V., Levinson Capital Management LLC, and Cita Investments (Israel) Ltd., on the other.

WHEREAS, on or about February 18, 2000, ATSI adopted a Certificate of Designation, Preferences, and Rights of 6% Series D Cumulative Convertible Preferred Stock (the "Certificate of Designation");

WHEREAS, on or about February 22, 2000, ATSI and Shaar entered into a Securities Purchase Agreement pursuant to which ATSI sold to Shaar 3000 shares of its 6% Series D Cumulative Convertible Preferred Stock;

WHEREAS, on October 31, 2002, ATSI filed an action against Shaar, Samuel Levinson, Shaar Advisory Services, N.V., Levinson Capital Management LLC and others, captioned *ATSI Communications, Inc., v. The Shaar Fund, Ltd., et al.*, No. 02 CV 8726 (LAK), in the United States District Court for the Southern District of New York (the "First ATSI Suit");

WHEREAS, on July 9, 2004, ATSI filed an action against Samuel Levinson and Uri Wolfson, captioned *ATSI Communications, Inc. v. Sam Levinson, et ano.*, No. 04 CV 5385 (LAK), in the United States District Court for the Southern District of New York (the "Second ATSI Suit," and together with the First ATSI Suit, the "ATSI Suits");

WHEREAS, the district court dismissed the First ATSI Suit on February 25, 2005 and the Second ATSI Suit on March 17, 2005, and the United States Court of Appeals for the Second Circuit affirmed the dismissal of the ATSI Suits on July 11, 2007;

WHEREAS, the district court has yet to make the findings required by 15 U.S.C. § 78u-4(c) in the ATSI Suits, and Shaar, Samuel Levinson, Uri Wolfson, Shaar Advisory Services, N.V., and Levinson Capital Management LLC have sought an award of their attorney's fees incurred in the ATSI Suits and sanctions pursuant to that statute and other provisions;

WHEREAS, on August 2, 2007, Shaar filed an action against ATSI captioned *The Shaar Fund, Ltd. v. ATSI Communications, Inc.*, No. 07 Civ. 6960 (LAK), in the United States District Court for the Southern District of New York (the "Shaar Suit");

WHEREAS, ATSI disputes the claims asserted by Shaar in the Shaar Suit, believing that they are barred by the applicable statute of limitations; and

WHEREAS, the Parties desire to resolve fully and settle all disputed matters between them and have agreed to do so on the terms and conditions hereinafter set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth and the performance thereof, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

ARTICLE I
MUTUAL RELEASE

1.1 ATSI, John M. O'Quinn, The O'Quinn Law Firm, John M. O'Quinn & Associates, L.L.P., James W. Christian, and Christian, Smith & Jewell LLP, each on its or his own behalf and on behalf of its or his respective predecessors (including without limitation Christian Wukoson Smith & Jewell, LLP), successors, assigns, parents, subsidiaries, affiliates, agents, representatives, members, partners, officers, directors, employees, stockholders, attorneys (including, but not limited to, Hanley Conroy Bierstein Sheridan Fisher & Hayes LLP, Thomas Sheridan III, Koerner Silberberg L.L.P., White and Williams LLP, Carl Seldon Koerner, Maryann Peronti, Langley & Banack, Inc., Peter Kilpatrick, and R. Glen Ayers), and insurers, and each of them, as appropriate, shall, and hereby do, forever relieve, release and discharge Shaar, Samuel Levinson, Uri Wolfson, Shaar Advisory Services, N.V., Levinson Capital Management LLC, Cita Investments (Israel) Ltd., InterCaribbean Services, Ltd., Citco Funds Services (Curacao) N.V., Luc Hollman, W.J. Langeveld, Hugo van Neutagem, and Declan Quilligan, and their respective successors, assigns, parents, subsidiaries, affiliates, agents, representatives, members, partners, officers, directors, employees, stockholders, attorneys, advisors, and insurers, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses (including but not limited to attorneys' fees), damages, actions, sanctions claims, causes of action and claims for relief of whatever kind or nature, by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Release, under any theory, whether legal, equitable or other, under the law, either common, constitutional, statutory, administrative, regulatory, or other, of any jurisdiction, foreign or domestic, whether such claims are known or unknown, suspected or unsuspected.

1.2 Shaar, Samuel Levinson, Uri Wolfson, Shaar Advisory Services, N.V., Levinson Capital Management LLC, and Cita Investments (Israel) Ltd. and their respective successors, assigns, parents, subsidiaries, affiliates, agents, representatives, members, partners, officers, directors, employees, stockholders, attorneys, advisors, and insurers, and each of them, as appropriate, shall, and hereby do, forever relieve, release and discharge ATSI, John M. O'Quinn, The O'Quinn Law Firm, John M. O'Quinn & Associates, L.L.P., James W. Christian, and Christian, Smith & Jewell LLP, and their respective predecessors, successors, assigns, parents, subsidiaries, affiliates, agents, representatives, members, partners, officers (including, but not limited to, Arthur L. Smith), directors, employees, stockholders, and attorneys (including, but not limited to, Hanley Conroy Bierstein Sheridan Fisher & Hayes LLP, Thomas Sheridan III, Koerner Silberberg L.L.P., White and Williams LLP, Carl Seldon Koerner, Maryann Peronti, Langley & Banack, Inc., Peter Kilpatrick, and R. Glen Ayers) and each of them, from any and all

claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses (including but not limited to attorneys' fees), damages, actions, causes of action, sanctions claims and claims for relief of whatever kind or nature, by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Release, under any theory, whether legal, equitable or other, under the law, either common, constitutional, statutory, administrative, regulatory, or other, of any jurisdiction, foreign or domestic, whether such claims are known or unknown, suspected or unsuspected.

1.3 Upon execution of this Agreement, counsel to Shaar shall deliver to counsel for ATSI an executed release by Citco Funds Services, InterCaribbean Services, Ltd., Luc Hollman, W.J. Langeveld, Hugo van Neutagem, and Declan Quilligan, in the form attached hereto as Exhibit A.

1.4 Each Party represents and warrants to the other Parties that it and the other Parties hereto are the sole and lawful owners of all right, title, and interest in and to every claim and other matter that the Party purports to release herein, and that such Party has not heretofore assigned or transferred, or purported to assign or transfer to any person or entity who is not a Party hereto any claim or other matters herein released. Each Party shall indemnify the other Party, defend, and hold it harmless from and against any claims based upon or arising in connection with any such prior assignment or transfer, or any such purported assignment or transfer, of any claims or other matters released or assigned herein.

1.5 Notwithstanding any provision in this Article, the Mutual Releases in paragraphs 1.1 and 1.2 do not release any claim arising out of the enforcement or interpretation of this Agreement. Further, nothing herein shall release any claims or defenses by ATSI's attorneys against ATSI or by ATSI against ATSI's attorneys that are covered by the claims and defenses set out in a separate letter agreement being executed by ATSI and O&C contemporaneously with the execution of this agreement.

ARTICLE II
SETTLEMENT PAYMENT

2.1 In consideration of the terms and provisions of this Agreement, upon execution of this Agreement by all parties, and in full and final settlement hereof, ATSI shall pay Shaar as follows:

2.1.1 Within three (3) business days of the execution of this agreement, ATSI shall pay to Shaar the sum of Seventy Five Thousand Dollars ($75,000) by wire transfer to the account specified in the attached Exhibit B.

2.1.2 Contemporaneous with the execution of this agreement, ATSI shall execute and deliver to Shaar a Promissory Note in the principal amount of Four Hundred Fifty Thousand Dollars ($450,000) in the form attached as Exhibit C. Such Promissory Note is in addition to and apart from ATSI's payment obligation under paragraph 2.1.1 of this Agreement, and payment of the amount specified in paragraph 2.1.1 is not and shall not be deemed to be a payment of amounts owed under such Promissory Note.

ARTICLE III
DISMISSAL OF CLAIMS & SURRENDER OF PREFERRED STOCK

3.1 Counsel for ATSI and for Shaar shall execute stipulations of dismissal with prejudice in the form attached as Exhibits D, E, and F. Upon delivery by counsel for ATSI to counsel for Shaar of such executed stipulations of dismissal, counsel for Shaar shall file such stipulations with the United States District Court for the Southern District of New York to be "so ordered".

3.2 Following execution of this settlement agreement, Shaar agrees that, as of October 24, 2007, it shall have no rights in the Certificate of Designation or any Registration Rights Agreement or Securities Purchase Agreement related thereto, including any supplements or amendments of such Certificate of Designation. Within five business days of Shaar's receipt of the payment provided for in paragraph 2.1.1 and the Promissory Note provided for in paragraph 2.1.2, Shaar shall return to ATSI the certificate or certificates representing all outstanding shares of Series D Cumulative Convertible Preferred Stock held by Shaar, which certificate or certificates will be deemed null and void, and cancelled as of October 24, 2007. Shaar represents that it owns no other preferred stock or preferred shares in ATSI other than what is subject to cancellation under this Agreement. Shaar warrants and represents to ATSI that it has not sought to transfer or assign any rights to such preferred stock or preferred shares to a third party prior to the execution of this Agreement.

ARTICLE IV
COVENANT NOT TO SUE

4.1 Each Party hereto covenants and agrees not to bring any claim, action, suit, or proceeding against the other Party hereto, directly or indirectly, regarding or related in any manner to the claims and other matters released herein, and they further covenant and agree that this Agreement is a bar to any such claim, action, suit, or proceeding.

ARTICLE V
CONTRIBUTORY LIABILITY

5.1 For the purpose of limiting the liability of Shaar, Samuel Levinson, Uri Wolfson, Shaar Advisory Services, N.V., Levinson Capital Management LLC, and Cita Investments (Israel) Ltd. based on judgments, settlement or other resolutions in favor of ATSI against any party (each, a "Third Party") in any action that has been or may be commenced by ATSI or ATSI's successors, assigns, parents, subsidiaries, affiliates, agents, representatives, members, partners, officers, directors, employees, stockholders, and counsel and each of them whether under state or federal law, including the federal securities laws, and whether directly, indirectly, derivatively, representatively or in any other capacity, ATSI shall either:

> 5.1.1 Secure the release and discharge of Shaar, Samuel Levinson, Uri Wolfson, Shaar Advisory Services, N.V., Levinson Capital Management LLC, and Cita Investments (Israel) Ltd. and their respective successors, assigns, parents, subsidiaries, affiliates, agents, representatives, members, partners, officers, directors, employees,

stockholders, advisors, and counsel and each of them, in any resolution of proceedings with any Third Party, or

5.1.2 Hold in escrow any money ATSI may recover from any Third Party to satisfy any judgments, settlements or claims that a Third Party may have against Shaar, Samuel Levinson, Uri Wolfson, Shaar Advisory Services, N.V., Levinson Capital Management LLC, and Cita Investments (Israel) Ltd. or their respective successors, assigns, parents, subsidiaries, affiliates, agents, representatives, members, partners, officers, directors, employees, stockholders, advisors, and counsel and each of them for contribution, indemnification, or any other theory related to ATSI.

ARTICLE VI
GENERAL TERMS AND CONDITIONS

6.1 This Agreement constitutes a settlement of certain disputed claims. This Agreement and all negotiations, statements and proceedings in connection therewith shall not in any event be construed or deemed to be evidence of an admission or concession on the part of any Party to this Agreement of any liability, wrongdoing or breach of any duty, that any Party has suffered any damage, or that any Party is legally obligated to pay any claim asserted against it by any other Party to this Agreement. Notwithstanding, it is expressly understood and agreed that this Agreement may constitute evidence of its terms in any proceeding to the extent necessary to enforce or defend the terms of the Agreement or to assert collateral estoppel, res judicata, judgment, bar or like claims or defenses.

6.2 Attorneys representing each Party have negotiated at arms' length and participated in the drafting of this Agreement and, accordingly, any claimed ambiguity herein shall not be presumptively resolved either in favor of or against any Party hereto.

6.3 Except as provided in Article I, this Agreement is intended to confer rights and benefits only upon, and shall inure only to the benefit of, the Parties hereto, and their respective successors and assigns. It shall not be deemed to confer any rights on any third party not specifically identified as a beneficiary herein.

6.4 This Agreement contains the entire, full, final and complete understanding of the parties with respect to the subject matter herein and it supersedes all previous communications, negotiations, warranties, representations, covenants or agreements, either written or oral. No amendments, modifications or variations of the terms of this Agreement shall be valid unless made in writing and signed by the affected Party or Parties.

6.5 Except as expressly stated in this Agreement, no Party has made any statement or representation to any other Party regarding any fact relied upon by any other Party in entering into this Agreement, and each Party specifically does not rely upon any statement, representation, or promise of any other Party in executing this Agreement, or in making the settlement provided for herein, except as expressly stated in this Agreement.

6.6 Each Party hereby represents, warrants and agrees that it is fully authorized to enter into this Agreement, and that it has taken all necessary corporate and internal legal actions to duly approve the making and performance of this Agreement, and that no further internal

approval is necessary, and that the making and performance of this Agreement will not violate any provision of its Articles of Incorporation, Charter and/or By-laws.

6.7 Except as expressly agreed by the Parties, all equitable and legal remedies, whether sounding in contract or otherwise, shall be available against any Party that fails to comply with any of its obligations under this Agreement.

6.8 This Agreement shall be governed by and implemented, construed and enforced in accordance with the laws of the State of New York, without regard to that State's conflict of law provisions.

6.9 The Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan in the City of New York or the United States District Court for the Southern District of New York sitting in Manhattan for any action, suit or proceeding arising out of or relating to this Agreement. The parties further irrevocably agree that venue would be proper in such court, and hereby waive any objection that such court is an improper or inconvenient forum for the resolution of any such action, suit or proceeding.

6.10 The Parties agree that this Agreement may be executed in multiple counterparts, each of which, when so executed and delivered, shall be an original, but such counterparts shall together constitute one and the same instrument and agreement. Counterparts may be delivered via facsimile or electronic image, and a copy delivered by facsimile or electronic image shall be deemed equivalent to an original. With respect to the Promissory Note only, ATSI shall deliver the original executed copy to counsel to The Shaar Fund, Ltd.

6.11 For the avoidance of doubt, no breach by any Party hereto of its obligations under this Agreement shall effect the enforceability of this Agreement by any non-breaching party hereto, including the validity of the releases received by any non-breaching party hereto.

6.12 The Parties confirm that John M. O'Quinn, the O'Quinn Law Firm, John M. O'Quinn & Associates L.L.P., James W. Christian, and Christian, Smith & Jewell LLP have no obligations under Articles II, III, and V of this Agreement, nor under the provision in paragraph 6.10 of this Agreement concerning delivery of an original executed copy of the Promissory Note. Accordingly other than as stated herein in Articles I, IV, and VI, John M. O'Quinn, the O'Quinn Law Firm, John M. O'Quinn & Associates L.L.P., James W. Christian, and Christian, Smith & Jewell LLP make no representations, implied or expressed.

6.13 The effective date of this Agreement is the date first stated hereon.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the dates set forth opposite their respective signatures.

DATED: December 10, 2007

ATSI COMMUNICATIONS, INC.

By: [signature]

Title: CEO

DATED: ______________, 2007

JOHN M. O'QUINN & ASSOCIATES, L.L.P.

By: John M O'Quinn

Title: Managing Member

DATED: ______________, 2007

THE O'QUINN LAW FIRM

By: John M O'Quinn

Title: Managing Member

DATED: ______________, 2007

John M O'Quinn

JOHN M. O'QUINN

DATED: ______________, 2007

CHRISTIAN, SMITH & JEWELL LLP

By: [signature]

Title: [signature]

DATED: ______________, 2007

[signature]

JAMES W. CHRISTIAN

DATED: 30 Nov '07, 2007

THE SHAAR FUND, LTD

By: [signature]

Title: ATTORNEY IN FACT

DATED: DECEMBER 10, 2007

SHAAR ADVISORY SERVICES, N.V.

By: Amicorp Fund Services NV [signature]

Title: Managing Director

DATED: ________________, 2007

____

SAMUEL LEVINSON

DATED: ________________, 2007

LEVINSON CAPITAL MANAGEMENT, LLC

By: ________________________

Title: ________________________

DATED: ________________, 2007

____

URI WOLFSON

DATED: ________________, 2007

CITA INVESTMENTS (ISRAEL) LTD.

By: ________________________

Title: ________________________

DATED: ________________, 2007	THE SHAAR FUND, LTD By: ______________________ Title: ______________________
DATED: ________________, 2007	SHAAR ADVISORY SERVICES, N.V. By: ______________________ Title: ______________________
DATED: ________________, 2007	______________________ SAMUEL LEVINSON
DATED: ________________, 2007	LEVINSON CAPITAL MANAGEMENT, LLC By: ______________________ Title: managing member
DATED: ________________, 2007	______________________ URI WOLFSON
DATED: ________________, 2007	CITA INVESTMENTS (ISRAEL) LTD. By: ______________________ Title: ______________________

DATED: ______________, 2007

THE SHAAR FUND, LTD

By: ______________________

Title: ______________________

DATED: ______________, 2007

SHAAR ADVISORY SERVICES, N.V.

By: ______________________

Title: ______________________

DATED: ______________, 2007

____

SAMUEL LEVINSON

DATED: ______________, 2007

LEVINSON CAPITAL MANAGEMENT, LLC

By: ______________________

Title: ______________________

DATED: ______________, 2007

____

URI WOLFSON

DATED: ______________, 2007

CITA INVESTMENTS (ISRAEL) LTD.

By: ______________________

Title: Director

EXHIBIT A

RELEASE

In consideration of the reciprocal release being executed contemporaneously herewith by the parties released herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, Citco Funds Services (Curacao) N.V., InterCaribbean Services, Ltd., Luc Hollman, W.J. Langeveld, Hugo van Neutagem, and Declan Quilligan, both on their behalf, and on behalf of their respective successors, assigns, parents, subsidiaries, affiliates, agents, representatives, members, partners, officers, directors, employees, stockholders, and attorneys, and each of them, as appropriate, shall, and hereby do, forever relieve, release and discharge ATSI Communications, Inc., John M. O'Quinn, The O'Quinn Law Firm, John M. O'Quinn & Associates, L.L.P., James W. Christian, and Christian, Smith & Jewell LLP, each on its or his own behalf and on behalf of its or his predecessors (including without limitation Christian Wukoson Smith & Jewell, LLP), successors, assigns, parents, subsidiaries, affiliates, agents, representatives, members, partners, officers, directors, employees, stockholders, attorneys (including Hanley Conroy Bierstein Sheridan Fisher & Hayes LLP, Thomas Sheridan III, Koerner Silberberg L.L.P., White and Williams LLP, Carl Seldon Koerner, Maryann Peronti, Langley & Banack, Inc., Peter Kilpatrick, and R. Glen Ayers), and advisors, and each of them from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses (including but not limited to attorneys' fees), damages, actions, sanctions claims, causes of action and claims for relief of whatever kind or nature, by reason of any matter, cause or thing that relates in any way to ATSI Communications, Inc. or The Shaar Fund, Ltd., from the beginning of the world to the day of the date of this Release, under any theory, whether legal, equitable or other, under the law, either common, constitutional, statutory, administrative, regulatory, or other, of any jurisdiction, foreign or domestic, whether such claims are known or unknown, suspected or unsuspected.

IN WITNESS WHEREOF, the undersigned have executed this release as of the dates set forth opposite their respective signatures.

DATED: ________________, 2007

CITCO FUNDS SERVICES (CURACAO) N.V.

By: ________________________________

Title: ________________________________

DATED: ________________, 2007

INTERCARIBBEAN SERVICES, LTD.

By: ________________________________

Title: ________________________________

DATED: ________________, 2007

____

LUC HOLLMAN

DATED: ________________, 2007

____

W. J. LANGEVELD

DATED: ________________, 2007

____

HUGO VAN NEUTAGEM

DATED: ________________, 2007

____

DECLAN QUILLIGAN

EXHIBIT B

Wire Transfer Instructions

Bank	:	JPMorgan Chase
Address	:	395 No. Service Road, Melville, NY, 11747, USA. Attn: John Spurrell
ABA #	:	021-000-021
Account Name	:	Meltzer, Lippe & Goldstein, LLP Attorney Trust Account
Account #	:	777-738228
Reference	:	Shaar Fund:ATSI

EXHIBIT C

PROMISSORY NOTE

$450,000.00 **December 10, 2007**

FOR VALUE RECEIVED, ATSI Communications, Inc., a Nevada corporation ("ATSI"), hereby promises to pay to The Shaar Fund, Ltd., or to the legal holder of this Promissory Note at the time of payments ("Payee"), the principal amount of FOUR HUNDRED AND FIFTY THOUSAND DOLLARS ($450,000.00), plus accrued and unpaid interest, in the amounts and on the dates specified in the attached Schedule A. Interest will accrue on the unpaid principal amount hereof for each day from (and including) the date of this Promissory Note to (but excluding) the date on which the principal amount hereof has been paid in full, at the rate of 7.5% per annum, compounded monthly, based on a 360-day year.

This Promissory Note is subject to the following terms and conditions:

I. Payment and Prepayment

A. All payments are due on the dates and in the amounts specified in the attached Schedule A.

B. All payments of principal of and interest on this Promissory Note shall be made to Payee by wire transfer of immediately available funds to the following account:

JPMorgan Chase
395 No. Service Road, Melville, NY, 11747
Attn: John Spurrell
ABA # 021-000-021
Meltzer, Lippe & Goldstein, LLP Attorney Trust Account
Account # 777-738228
Reference: Shaar Fund: ATSI

If the date set for payment is a Saturday, Sunday or legal holiday, then such payment shall be made on the preceding business day. Upon final payment of all principal and interest on this Promissory Note it shall be surrendered for cancellation.

C. The full amount of any payment required hereunder and not paid when due shall bear interest, payable on demand, for each day from (and including) the date payment thereof was due to (but excluding) the date of actual payment at a rate per annum, equal to the greater of (i) 11.0% and (ii) the sum of (x) 3.0% and (y) the Base Rate for each such day, compounded monthly based on a 360-day year. "Base Rate" shall mean the rate of interest publicly announced by Citibank, N.A. in New York City from time to time as its Base Rate. Notwithstanding the foregoing, nothing in this Promissory Note shall require ATSI to pay interest at a rate exceeding the maximum rate permitted by applicable law.

II. DISCOUNT FOR PREPAYMENT

A. Within eighteen (18) months of the execution of this Promissory Note, and provided that there has been no Event of Default pursuant to Section III(A)(1), ATSI may discharge its obligations hereunder in full by paying seventy-seven and one-half percent (77.5%) of the then-outstanding principal balance hereunder, plus interest due thereon to the date of payment.

III. EVENTS OF DEFAULT

A. The following events shall be deemed "Events of Default":

1. Failure of ATSI to pay any amount arising under this Promissory Note when due, or within three (3) business days after it is due;

2. ATSI or any of its subsidiaries

    a) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, seeking to adjudicate it as bankrupt or insolvent, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium, or other similar law of any jurisdiction,

    b) makes a general assignment for the benefit of its creditors, or

    c) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to all or substantially all of its property; or

3. A court or governmental authority of competent jurisdiction enters into an order appointing, without consent by ATSI, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any of its subsidiaries or any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or insolvency law in any jurisdiction, or ordering the dissolution, winding-up or liquidation of ATSI or any of its subsidiaries, or petition for any action (including a petition in bankruptcy or seeking to adjudicate ATSI as bankrupt or insolvent) shall be filed against ATSI and such petition shall not be dismissed within 90 days.

B. Upon the occurrence of any Event of Default pursuant to Section III(A)(1), Payee may declare, by notice of default given to ATSI, the entire principal amount of this Promissory Note to be forthwith due and payable, whereupon the entire principal amount of this Promissory Note outstanding and any accrued and unpaid interest hereunder shall become due and payable without presentment, demand, protest, notice of dishonor and all other demands and notices of any kind, all of which are hereby expressly waived. Solely with respect to the first Event of Default pursuant to Section III(A)(1), the notice of

default given to ATSI for such Event of Default shall be automatically annulled if such Event of Default is cured within twenty (20) days of the notice.

C. Upon the occurrence of any Event of Default pursuant to Section III(A)(2) or Section III(A)(3) of this Promissory Note, the entire principal amount of this Promissory Note shall automatically become due and payable (without any notice of default required to be given to ATSI) without presentment, demand, notice or dishonor and all other demands and notices of any kind, all of which are hereby expressly waived.

D. If an Event of Default shall occur hereunder, ATSI shall pay all reasonable costs and expenses, including reasonable attorneys' fees and disbursements, incurred by Payee in connection with such Event of Default and in connection with any collection, bankruptcy, insolvency, restructuring and other enforcement proceedings resulting therefrom.

E. No delay or failure by Payee in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by Payee of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy.

IV. OBLIGATIONS ABSOLUTE

A. ATSI's payment obligations under this Promissory Note shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Promissory Note under all circumstances, including, without limitation, the following circumstances:

1. The existence of any claim, set-off, or other right or defense that ATSI or any other person may have against Payee whether in connection with this Promissory Note or any related or unrelated transaction; or

2. Any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

B. ATSI hereby unconditionally waives any rights that it may now have or hereafter acquire against Payee that arise from the existence, payment, performance, or enforcement of ATSI's obligations under or in respect of this Promissory Note, unless and until all of the amounts payable under this Promissory Note shall have been previously paid in full in immediately available funds.

V. MISCELLANEOUS

A. All notices and other communications hereunder shall be in writing and will be deemed to have been duly given if delivered or mailed to the following addresses:

<u>If to ATSI</u>:

ATSI Communications, Inc.
3201 Cherry Ridge Drive, Suite C-300
San Antonio, Texas 78230

and

Peter Kilpatrick
Langley & Banack, Inc.
745 East Mulberry, Suite 900
San Antonio, Texas 78212

<u>If to Payee</u>:

The Shaar Fund, Ltd.
c/o Jonathan M. Sperling
Covington & Burling LLP
620 Eighth Avenue
New York, NY 10018

A party may change its address by written notice to the other party given pursuant to this Section V.

B. This Promissory Note shall inure to the benefit of and be binding upon ATSI and Payee and their respective successors and assigns, except that ATSI may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of Payee.

C. The headings contained in this Promissory Note are for reference purposes only and shall not affect in any way the meaning or interpretation of the provisions hereof.

D. This Promissory Note may not be amended, modified, superseded, cancelled, renewed, or extended orally, but only by an agreement in writing signed by Payee and ATSI.

E. If any provision in this Promissory Note shall be held invalid, illegal, or unenforceable, the validity, legality, or enforceability of any other provision shall not be in any way affected or impaired in any other jurisdiction.

F. This Promissory Note shall be construed in accordance with and governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

G. ATSI, to the extent that it may lawfully do so, hereby consents to service of process, and to be sued, in the State of New York and consents to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any such courts or that any such suit, action or other proceeding was brought in an inconvenient court. ATSI further agrees that a summons and complaint commencing an action or

proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it in accordance with Section V(A) hereof or as otherwise provided under the laws of the State of New York. ATSI and Payee agree that final judgment in such suit, action, or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

H. In the event any action is brought or claim is asserted to enforce the terms of this Promissory Note, the prevailing party shall be entitled to its reasonable attorneys' fees, expenses and costs in addition to all other relief to which that party may be entitled.

I. ATSI IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER PROCEEDING INSTITUTED BY OR AGAINST IT IN RESPECT OF ITS OBLIGATIONS HEREUNDER OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[*SIGNATURE PAGE FOLLOWS*]

IN WITNESS WHEREOF, ATSI has caused this instrument to be executed as of the day and year first above written.

ATSI COMMUNICATIONS, INC.

By: ______________________________

Arthur L. Smith
President and CEO

SCHEDULE A

By executing this Promissory Note, ATSI Communications, Inc. promises to make payments, in the amount of Four Hundred Fifty Thousand Dollars ($450,000) plus seven-and-one-half percent (7.5 %) interest per annum, for a total amount of Five Hundred Thirty Four Thousand Seven Hundred Sixteen Dollars and Fifty Five Cents ($534,716.55), in accordance with the following schedule:

Date Due:	Principal:	Interest	Total Payment Due:
January 31, 2008	$16,666.64	$8,680.21	$25,346.85
April 30, 2008	$16,666.64	$8,175.87	$24,842.51
July 31, 2008	$26,041.67	$8,037.24	$34,078.91
October 31, 2008	$26,041.67	$7,534.91	$33,576.58
January 31, 2009	$26,041.67	$7,032.59	$33,074.26
April 30, 2009	$26,041.67	$6,315.97	$32,357.64
July 31, 2009	$26,041.67	$6,027.93	$32,069.60
October 31, 2009	$26,041.67	$5,525.60	$31,567.27
January 31, 2010	$26,041.67	$5,023.27	$31,064.94
April 30, 2010	$26,041.67	$4,372.59	$30,414.26
July 31, 2010	$26,041.67	$4,018.62	$30,060.29
October 31, 2010	$26,041.67	$3,516.29	$29,557.96
January 31, 2011	$26,041.67	$3,013.96	$29,055.63
April 30, 2011	$26,041.67	$2,429.22	$28,470.89
July 31, 2011	$26,041.67	$2,009.31	$28,050.98
October 31, 2011	$26,041.67	$1,506.98	$27,548.65
January 31, 2012	$26,041.67	$1,004.65	$27,046.32
April 30, 2012	$26,041.67	$491.34	$26,533.01

EXHIBIT D

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

ATSI COMMUNICATIONS, INC. Plaintiff, v. THE SHAAR FUND, LTD. et al., Defendants.	No. 02 Civ. 8726 (LAK) **STIPULATION AND ORDER OF DISMISSAL**

WHEREAS, ATSI Communications, Inc., on the one hand, and The Shaar Fund, Ltd., Samuel Levinson, Shaar Advisory Services, N.V., and Levinson Capital Management, LLC, on the other, have reached a settlement of this action and have executed a Settlement Agreement dated December 10, 2007.

IT IS HEREBY STIPULATED AND AGREED by and between the undersigned counsel, pursuant to Fed. R. Civ. Pro. 41(a)(1) and (c), that:

1. All claims, set-offs, or counterclaims that were asserted or could have been asserted in this action by ATSI Communications, Inc. or its attorneys, except as against defendants Trimark Securities, Inc. and Corporate Capital Management, shall be dismissed with prejudice;

2. All claims, set-offs, or counterclaims that were asserted or could have been asserted in this action by The Shaar Fund, Ltd., Samuel Levinson, Shaar Advisory Services,

N.V., Levinson Capital Management, LLC or their attorneys against ATSI Communications, Inc. or its attorneys shall be dismissed with prejudice;

3. All of the undersigned parties are to bear their own costs and attorneys' fees; and

4. The Court shall retain jurisdiction over the matters dismissed solely to enforce the terms of the parties' Settlement Agreement relating to the dismissals with prejudice set forth herein.

Dated: December __, 2007

WHITE AND WILLIAMS LLP

By: ______________________________
Carl S. Koerner

One Penn Plaza, Suite 1801
New York, New York 10119

Attorneys for Plaintiff
ATSI Communications, Inc.

COVINGTON & BURLING LLP

By: ______________________________
Jonathan M. Sperling

620 Eighth Avenue
New York, New York 10018

Attorneys for Defendants
The Shaar Fund, Ltd., Samuel Levinson, Shaar Advisory Services, N.V., and Levinson Capital Management, LLC

Based on the foregoing Stipulation of the Parties, IT IS HEREBY ORDERED that:

1. All claims, set-offs, or counterclaims, except those regarding Trimark Securities, Inc. or Corporate Capital Management, that were asserted or could have been asserted in this action by ATSI Communications, Inc. or its attorneys are hereby dismissed with prejudice;

2. All claims set-offs, or counterclaims that were asserted or could have been asserted in this action by or against The Shaar Fund, Ltd., Samuel Levinson, Shaar Advisory

Services, N.V., Levinson Capital Management, LLC, or their respective attorneys are hereby dismissed with prejudice; and

3. The Court shall retain jurisdiction over the matters so dismissed solely to enforce the terms of the parties' Settlement Agreement relating to the dismissals with prejudice ordered herein.

SO ORDERED

By: ____

UNITED STATES DISTRICT JUDGE

EXHIBIT E

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

ATSI COMMUNICATIONS, INC. Plaintiff, v. LEVINSON et ano., Defendants.	No. 04 Civ. 5385 (LAK) **STIPULATION AND ORDER OF DISMISSAL**

WHEREAS, the parties have reached a settlement of this action and have executed a Settlement Agreement dated December 10, 2007.

IT IS HEREBY STIPULATED AND AGREED by and between the undersigned counsel for ATSI Communications, Inc. and Uri Wolfson, pursuant to Fed. R. Civ. Pro. 41(a)(1) and (c), that:

1. All claims, set-offs, or counterclaims that were asserted or could have been asserted in this action by the parties or their attorneys shall be dismissed with prejudice;

2. All parties are to bear their own costs and attorneys' fees; and

3. The Court shall retain jurisdiction over the matters dismissed solely to enforce the terms of the parties' Settlement Agreement relating to the dismissals with prejudice set forth herein.

Dated: December __, 2007

WHITE AND WILLIAMS LLP

By: ______________________________
Carl S. Koerner

One Penn Plaza, Suite 1801
New York, New York 10119

Attorneys for Plaintiff
ATSI Communications, Inc.

COVINGTON & BURLING LLP

By: ______________________________
Jonathan M. Sperling

620 Eighth Avenue
New York, New York 10018

Attorneys for Defendant
Uri Wolfson

Based on the foregoing Stipulation of the Parties, IT IS HEREBY ORDERED that:

1. All claims, set-offs, or counterclaims that were asserted or could have been asserted in this action by the parties or their attorneys are hereby dismissed with prejudice; and

2. The Court shall retain jurisdiction over the matters so dismissed solely to enforce the terms of the parties' Settlement Agreement relating to the dismissals with prejudice ordered herein.

SO ORDERED

By: ____

UNITED STATES DISTRICT JUDGE

EXHIBIT F

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

THE SHAAR FUND, LTD., Plaintiff, v. ATSI COMMUNICATIONS, INC., Defendant.	:	No. 07 Civ. 6960 (LAK) **STIPULATION AND ORDER OF DISMISSAL**

WHEREAS, the parties have reached a settlement of this action and have executed a Settlement Agreement dated December 10, 2007.

IT IS HEREBY STIPULATED AND AGREED by and between the undersigned counsel for The Shaar Fund, Ltd. and ATSI Communications, Inc., pursuant to Fed. R. Civ. Pro. 41(a)(1) and (c), that:

1. All claims, set-offs, or counterclaims that were asserted or could have been asserted in this action by the parties or their attorneys shall be dismissed with prejudice;

2. All parties are to bear their own costs and attorneys' fees; and

3. The Court shall retain jurisdiction over the matters dismissed solely to enforce the terms of the parties' Settlement Agreement relating to the dismissals with prejudice set forth herein.

Dated: December __, 2007

COVINGTON & BURLING LLP

By: ____________________________
Jonathan M. Sperling

620 Eighth Avenue
New York, New York 10018

Attorneys for Plaintiff
The Shaar Fund, Ltd.

WHITE AND WILLIAMS LLP

By: ____________________________
Sedgwick M. Jeanite

One Penn Plaza, Suite 1801
New York, New York 10119

Attorneys for Defendant
ATSI Communications, Inc.

Based on the foregoing Stipulation of the Parties, IT IS HEREBY ORDERED that:

1. All claims, set-offs, or counterclaims that were asserted or could have been asserted in this action by the parties or their attorneys are hereby dismissed with prejudice; and

2. The Court shall retain jurisdiction over the matters so dismissed solely to enforce the terms of the parties' Settlement Agreement relating to the dismissals with prejudice ordered herein.

SO ORDERED

By: ____

UNITED STATES DISTRICT JUDGE